SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust	NY Tax Free Money Fund
Tax-Exempt Portfolio

Effective February 1, 2011, the following information is added to Appendix I-I – Investment Practices and Techniques in the Statements of Additional Information of each of the above listed funds:

Variable Rate Demand Preferred Securities

Effective February 1, 2011, the following information is added to the Appendix II-G – Investment Practices and Techniques in the Statements of Additional Information of each of the above listed funds:

Variable Rate Demand Preferred Securities.  A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds.  A fund may invest in securities issued by single-state or national closed-end municipal bond funds.  VRDPs are issued by closed-end funds to leverage returns for common shareholders.  Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock.  It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state’s income tax, although interest on VRDPs may be subject to the federal alternative minimum tax.  The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider.  A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy.  A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds.  Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund’s purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading “Investment Company Securities.”

Please Retain This Supplement for Future Reference

January 25, 2011